Exhibit 99.2

First Quarter 2015

Supplemental Analyst Package

Contact:
Investor Relations
704-496-2571
Investor.Relations@CampusCrest.com

FIRST QUARTER 2015

SUPPLEMENTAL ANALYST PACKAGE

TABLE OF CONTENTS

Financial Highlights	3

Condensed Consolidated Balance Sheets	4

Condensed Consolidated Statements of Operations	5

Reconciliation of Net Income (Loss) Attributable to Common Stockholders to FFO, FFOA and Net Operating Income	6 - 7

Wholly Owned Grove Property Results of Operations	8

Quarterly Wholly Owned Grove Property Results of Operations	9

Same Store Wholly Owned Property Operating Expenses	10

Copper Beech Property Results of Operations	11

HSRE and Beaumont Joint Venture Property Results of Operations	12

Capital Structure as of March 31, 2015	13

Outstanding Debt and Maturity Schedule	14

Outstanding Debt and Maturity Schedule - Joint Venture	15

Portfolio Overview and Occupancy	16 - 18

Investor Information	19

Forward-Looking Statements	20

CAMPUS CREST COMMUNITIES

FINANCIAL HIGHLIGHTS (unaudited)

(in $000s, except per share and per bed data)

	Three Months Ended March 31,
	2015	2014	$ Change	% Change

Total revenues	$40,329	$24,711	$15,618	63.2%
NOI	$22,896	$13,995	$8,901	63.6%
Net income (loss) attributable to common stockholders [1,2,3]	$9,790	$(1,987)	$11,777	n/a
Net income (loss) per share - basic	$0.15	$(0.03)	$0.18	n/a
Net income (loss) per share - diluted	$0.14	$(0.03)	$0.17	n/a
FFO	$3,024	$12,023	$(8,999)	(74.8)%
FFO per share - basic	$0.05	$0.19	$(0.14)	(73.7)%
FFO per share - diluted [4]	$0.05	$0.19	n/a	n/a
FFOA	$6,313	$9,916	$(3,603)	(36.3)%
FFOA per share - basic	$0.10	$0.15	$(0.05)	(35.0)%
FFOA per share - diluted [4]	$0.10	$0.15	$(0.05)	n/a

Debt to total market capitalization	57.1%	40.6%	n/a	16.5%

Operating Statistics

Wholly Owned - Grove
Total RevPOB [5]	$549	$526	$23	4.4%
Average Physical Occupancy [6]	89.2%	90.2%	n/a	(1.0)%

Wholly Owned - Copper Beech
Total RevPOB [5]	$473	$473	$0	0.0%
Average Physical Occupancy [6]	93.7%	88.6%	n/a	5.1%

1For the three months ended March 31, 2015 and 2014, results include certain equity in earnings (losses) in unconsolidated entities, severance, transaction costs and write offs of other corporate assets.

2For the three months ended March 31, 2015 and 2014, includes results from the Company’s investment in Copper Beech. The Company made its initial investment in Copper Beech on March 18, 2013 and subsequently made additional investments. On September 30, 2013, the Company entered into an amendment to the purchase and sale agreement that enabled the Company to acquire a 67% ownership interest in 28 operating properties, while deferring ownership in 7 properties until the Company exercises future purchase options. On August 18, 2014, the Company elected to not exercise the first purchase option and reverted to a 48% ownership interest in 35 operating properties. On January 30, 2015, the Company completed the initial closing of the Copper Beech transaction. As of March 31, 2015, the Company held a 100% interest in 26 Copper Beech properties and partial interest in 9 Copper Beech properties.

3For the period ended March 31, 2015, shares issuable upon settlement of the exchange feature of the Exchangeable Senior notes were dilutive and were included in the computation of diluted earnings per share based on the “if-converted” method. The computation of diluted earnings per share used net income adjusted for interest expense related to the Exchangeable Senior notes of $1.4 million and a share price equal to the March 31, 2015 ending share value of $7.16 per share. The effect of the inclusion of all potentially dilutive securities for 2014 would be anti-dilutive when computing diluted earnings per share. For the period ended and 2014, shares issuable upon settlement of the exchange feature of the Exchangeable Senior notes were anti-dilutive and were, hence, not included in the computation of diluted earnings per share based on the “if-converted” method.

4For the three months ended March 31, 2015, the effect of the inclusion of all potentially dilutive securities would be anti-dilutive when computing FFO per share. For the three months ended March 31, 2014, the effect of the inclusion of all potentially diluted securities would be anti-dilutive when computing FFO and FFOA per share. The computation of diluted FFOA per share used net income adjusted for interest expense related to the Exchangeable Senior notes of $1.4 million.

5Total revenue per occupied bed includes rental and service revenues.

6Average monthly occupancy.

CAMPUS CREST COMMUNITIES

CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)

(in $000s)

	March 31,	December 31,
	2015	2014

Assets
Investment in real estate, net:
Student housing properties[1]	$1,506,297	$935,962
Accumulated depreciation	(138,830)	(128,121)
Land and properties held for sale[2]	13,588	37,163
Land held for investment[2]	7,413	7,413
Investment in real estate, net	1,388,468	852,417
Investment in unconsolidated entities[1]	93,783	259,740
Cash and cash equivalents	35,260	15,240
Restricted cash[3]	8,045	5,429
Student receivables, net	2,857	1,587
Cost and earnings in excess of construction billings	618	3,887
Intangible assets, net[4]	21,030	-
Other assets	30,200	35,742
Total assets	$1,580,261	$1,174,042

Liabilities and equity
Liabilities:
Mortgage and construction loans	$566,495	$300,673
Line of credit and other debt	367,976	317,746
Accounts payable and accrued expenses	36,562	53,816
Construction billings in excess of cost and earnings	-	481
Other liabilities	43,121	22,092
Total liabilities	1,014,154	694,808
Equity:
Preferred stock	$61	$61
Common stock	648	648
Additional common and preferred paid-in capital	780,665	773,998
Accumulated deficit and distributions	(288,726)	(301,566)
Accumulated other comprehensive loss	(3,174)	(2,616)
Total stockholders' equity	489,474	470,525
Noncontrolling interests	76,633	8,709
Total equity	566,107	479,234
Total liabilities and equity	$1,580,261	$1,174,042

1 As of March 31, 2015, the Company's 100% interest in 26 Copper Beech properties, pursuant to the initial closing of the Copper Beech transaction in January 2015, is included in "Student housing properties." In prior periods, the Company's investment in these properties was included in "Investment in unconsolidated entities."

2As of March 31, 2015, the Company owned five strategically held land parcels that could be used for the development of four phase two properties and one additional property, with an aggregate bed count ranging from approximately 1,000 to 1,500, and five land parcels which the Company intends to divest. The costs associated with the strategically held parcels are included in land held for investment.

3Restricted cash includes escrow accounts held by lenders for the purpose of paying taxes, insurance and funding capital improvements.

4Includes in-place leases from the Copper Beech transaction and the trademark for the Copper Beech brand name.

CAMPUS CREST COMMUNITIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

(in $000s, except per share data)

	Three Months Ended March 31,
	2015	2014	$ Change

Revenues:
Student housing rental	$38,790	$23,635	$15,155
Student housing services	1,310	973	337
Property management services	229	103	126
Total revenues	40,329	24,711	15,618
Operating expenses:
Student housing operations	17,204	10,613	6,591
General and administrative	8,038	3,506	4,532
Severance[1]	508	-	508
Write-off of other assets	769	-	769
Transaction costs[2]	1,492	585	907
Ground leases	120	117	3
Depreciation and amortization	19,756	6,980	12,776
Total operating expenses	47,887	21,801	26,086
Equity in earnings (loss) of unconsolidated entities[3,4]	(2,149)	319	(2,467)
Operating income (loss)	(9,707)	3,229	(12,936)
Nonoperating income (expense):
Interest expense, net	(7,788)	(3,376)	(4,412)
Gain on purchase of Copper Beech[5]	21,642	-	21,642
Gain on sale of assets[6]	7,748	-	7,748
Other income (expense)	(55)	66	(121)
Total nonoperating expense, net	21,547	(3,310)	24,857
Net income (loss) before income tax benefit (expense)	11,840	(81)	11,921
Income tax benefit (expense)	-	190	(190)
Income (loss) from continuing operations	11,840	109	11,731
Income (loss) from discontinued operations[7]	(1,157)	939	(2,096)
Net income (loss)	10,683	1,048	9,635
Less: Dividends on preferred stock	3,050	3,050	-
Less: Net loss attributable to noncontrolling interests	(2,157)	(15)	(2,142)
Net income (loss) attributable to common stockholders	$9,790	$(1,987)	$11,777

Per share data - basic
Income (loss) from continuing operations attributable to common stockholders	$0.17	$(0.04)
Income (loss) from discontinued operations attributable to common stockholders	$(0.02)	$0.01
Net income (loss) per share attributable to common stockholders	$0.15	$(0.03)

Per share data - diluted[8]
Income (loss) from continuing operations attributable to common stockholders	$0.15	$(0.04)
Income (loss) from discontinued operations attributable to common stockholders	$(0.01)	$0.01
Net income (loss) per share attributable to common stockholders	$0.14	$(0.03)

Weighted average common shares outstanding:
Basic	64,720	64,495
Diluted	78,686	64,929

1For the three months ended March 31, 2015, severance includes termination benefits for former executives in connection with the Company's strategic repositioning.

2For the three months ended March 31, 2015 and 2014, includes $1,492 and $585, respectively, of transaction costs in connection with Copper Beech and CSH Montreal including our proportional share of costs incurred within the ventures.

3For the three months ended March 31, 2015 and 2014, includes results from the Company’s investment in Copper Beech. The Company made its initial investment in Copper Beech on March 18, 2013 and subsequently made additional investments. On September 30, 2013, the Company entered into an amendment to the purchase and sale agreement that enabled the Company to acquire a 67% ownership interest in 28 operating properties, while deferring ownership in 7 properties until the Company exercises future purchase options. On August 18, 2014, the Company elected to not exercise the first purchase option and reverted to a 48% interest ownership interest in 35 operating properties. On January 30, 2015, the Company completed the initial closing of the Copper Beech transaction. As of March 31, 2015, the Company held a 100% interest in 26 Copper Beech properties and partial interest in 9 Copper Beech properties.

4For the three months ended March 31, 2015, $1,800 equity in losses of unconsolidated entities were contributed from the Montreal operations.

5For the three months ended March 31, 2015, a gain of $21,642 was recognized in connection with the purchase of the First Copper Beech Closing, a business combination in which the Company acquired a significant portion of the CB Portfolio with the transaction closing on January 30, 2015.

6In connection with the previously announced strategic repositioning the Company recognized a $3.1 million gain from the sale of a portfolio of six undeveloped land parcels. The Company also recognized a $4.6 million gain from the sale of The Grove at Lawrence, Kansas and The Grove at Conway, Arkansas.

7For the three months ended March 31, 2015, the Company recorded an expense of $1.2 million related to the wind down of the Company's construction and development operations. For the three months ended March 31, 2014, the Company recorded revenue from its construction and development operations of $7.3 million and expenses of $6.3 million resulting in income of $0.9 million.

8For the period ended March 31, 2015, shares issuable upon settlement of the exchange feature of the Exchangeable Senior notes were dilutive and were included in the computation of diluted earnings per share based on the “if-converted” method. The computation of diluted earnings per share used net income adjusted for interest expense related to the Exchangeable Senior notes of $1.4 million and a share price equal to the March 31, 2015 ending share value of $7.16 per share. The effect of the inclusion of all potentially dilutive securities for 2014 would be anti-dilutive when computing diluted earnings per share. For the period ended and 2014, shares issuable upon settlement of the exchange feature of the Exchangeable Senior notes were anti-dilutive and were, hence, not included in the computation of diluted earnings per share based on the “if-converted” method.

CAMPUS CREST COMMUNITIES

RECONCILIATION OF NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS TO FUNDS FROM OPERATIONS ("FFO") & FUNDS FROM OPERATIONS ADJUSTED ("FFOA") (unaudited)

(in $000s, except per share data)

	Three Months Ended March 31,
	2015	2014	$ Change

Net income (loss) attributable to common stockholders	$9,790	$(1,987)	$11,777
Real estate related depreciation and amortization	19,254	6,677	12,577
Real estate related depreciation and amortization - unconsolidated entities	3,370	7,333	(3,963)
Gain on sale of assets[1]	(7,748)	-	(7,748)
Gain on purchase of Copper Beech[2]	(21,642)	-	(21,642)
FFO available to common shares	3,024	12,023	(9,001)
Elimination of the following:
Transaction costs[3]	1,492	585	907
Write-off of other assets	769	-	769
Severance	508	-	508
Discontinued operations[4]	1,157	(939)	2,096
FV adjustment of CB debt[5]	(637)	(1,754)	1,117
Funds from operations adjusted (FFOA) available to common shares	$6,313	$9,916	$(3,603)

FFO per share - basic	$0.05	$0.19	$(0.14)
FFOA per share - basic	$0.10	$0.15	$(0.05)

FFO per share - diluted[6]	$0.05	$0.19	$(0.14)
FFOA per share - diluted[6]	$0.10	$0.15	$(0.05)

Weighted average common shares - basic	64,720	64,495
Weighted average common shares - diluted[6]	78,686	64,929

1In connection with the previously announced strategic repositioning the Company recognized a $3.1 million gain from the sale of a portfolio of six undeveloped land parcels. The Company also recognized a $4.6 million gain from the sale of The Grove at Lawrence, Kansas and The Grove at Conway, Arkansas.

2For the three months ended March 31, 2015, a gain of $21,642 was recognized in connection with the purchase of the first Copper Beech closing, a business combination in which the Company acquired a significant portion of the CB Portfolio with the transaction closing on January 30, 2015.

3For the three months ended March 31, 2015 and March 31, 2014, includes $1,492 and $585, respectively, of transaction costs in connection with Copper Beech and CSH Montreal including our proportional share of costs incurred within the ventures.

4For the three months ended March 31, 2015, the Company recorded an expense of $1.2 million due to the wind down of our construction and development operations. For the three months ended March 31, 2014, the Company recorded revenue from our construction and development operations of $7.3 million and expenses of $6.3 million resulting in income of $0.9 million.

5Includes the Company proportionate share of provisional non-cash fair value of debt and other purchase accounting adjustments in our investment in Copper Beech. The fair value debt and purchase accounting adjustments included in equity in earnings related to Copper Beech were approximately $0.6 million and $1.8 million for the three months ended March 31, 2015 and 2014, respectively.

6For the three months ended March 31, 2015, the effect of the inclusion of all potentially dilutive securities would be anti-dilutive when computing FFO per share. For the three months ended March 31, 2014, the effect of the inclusion of all potentially dilutive securities would be anti-dilutive when computing FFO and FFOA per share. The computation of diluted FFOA per share used net income adjusted for interest expense related to the Exchangeable Senior notes of $1.4 million.

CAMPUS CREST COMMUNITIES

RECONCILIATION OF NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS TO NET OPERATING INCOME ("NOI") (unaudited)

(in $000s, except per share data)

	Three Months Ended March 31,
	2015[1]	2014[1]

Net income (loss) attributable to common stockholders	$9,790	$(1,987)
Net loss attributable to noncontrolling interests	(2,157)	(15)
Preferred stock dividends	3,050	3,050
Income tax (benefit) expense	-	(190)
Other (income) expense	55	(66)
Gain on sale of assets	(7,748)	-
Severance	508	-
Gain on purchase of Copper Beech	(21,642)	-
(Income) loss on discontinued operations	1,157	(939)
Interest expense	7,788	3,376
Equity in losses of unconsolidated entities	2,149	(319)
Depreciation and amortization	19,756	6,980
Ground lease expense	120	117
General and administrative expense	8,038	3,506
Write-off of corporate other assets	769	-
Transaction costs	1,492	585
Property management services	(229)	(103)
Total NOI	$22,896	$13,995
Grove same store properties NOI[2]	$13,602	$12,814
Wholly owned Copper Beech properties NOI	$5,884	$-
New properties NOI[3]	$2,689	$422
Grove Pullman and Toledo NOI[4]	$721	$759

1 "Same store" properties are the Company's wholly-owned operating properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by the Company and remaining in service through the end of the latest period presented or period being analyzed. "New properties" are the Company's wholly-owned operating properties acquired or placed in service after the beginning of the earliest period presented or period being analyzed.

2 Includes NOI contribution from Copper Beech at Ames. This is a consolidated joint venture property.

3For the three months ended March 31, 2015 and 2014, includes financial results for The Grove at Denton. The Company acquired its joint venture partner's interest in The Grove at Denton on January 21, 2014. The occupancy data and net operating income related to Denton are included in new properties. Of the $512 net operating income in March 31, 2014, $422 relates to the Company's 100% ownership and the remaining amount relates to the Company's joint venture ownership.

4 Includes NOI contribution from the operations of The Grove at Pullman and the Toledo, OH redevelopment, as well as business interruption insurance proceeds from The Grove at Pullman.

CAMPUS CREST COMMUNITIES

WHOLLY OWNED GROVE PROPERTY RESULTS OF OPERATIONS (unaudited)

(in $000s, except bed data)

	Three Months Ended March 31,
	2015	2014	Change	% Change

Same store properties (Number of properties)[1,2]	30	30
Revenue per occupied bed
Rental revenue per occupied bed per month[3]	$525	$503	$22	4.4%
Services revenue per occupied bed per month	17	20	(3)	(15.0)%
Total revenue per occupied bed	$542	$524	$19	3.5%

Average number of owned beds	16,308	16,308
Average physical occupancy	90.7%	90.1%		0.6%

Total revenue	$24,075	$23,089	$986	4.3%
Property operating expenses	10,473	10,275	198	1.9%
Net operating income	$13,602	$12,814	$788	6.1%
Operating margin[4]	56.5%	55.5%		1.0%

New properties (Number of properties)[5,6]	6	1	5
Revenue per occupied bed
Rental revenue per occupied bed per month[3]	$568	$565	$3	0.5%
Services revenue per occupied bed per month	15	15	(0)	0.0%
Total revenue per occupied bed	$583	$580	$3	0.5%

Average number of owned beds	3,713	584
Average physical occupancy	82.6%	91.6%		(9.0)%

Total revenue	$5,368	$931	$4,437	476.6%
Property operating expenses	2,679	420	2,259	538.5%
Net operating income	$2,689	$512	$2,176	425.2%
Operating margin[4]	50.1%	54.9%		(4.8)%

ALL PROPERTIES (Number of properties)	36	31	5
Revenue per occupied bed
Rental revenue per occupied bed per month[3]	$533	$506	$27	5.4%
Services revenue per occupied bed per month	17	20	(3)	(15.0)%
Total revenue per occupied bed	$549	$526	$24	4.5%

Average number of owned beds	20,021	16,892
Average physical occupancy	89.2%	90.2%		(1.0)%

Total revenue	$29,442	$24,021	$5,421	22.6%
Property operating expenses	13,152	10,695	2,457	23.0%
Net operating income	$16,290	$13,326	$2,964	22.2%
Operating margin[4]	55.3%	55.5%		(0.2)%

The Grove at Pullman & Toledo NOI[7]	$721	$759	$(38)	(5.1)%

1Excludes financial results from The Grove at Pullman. On July 14, 2013, the Company experienced a fire at this property during development. As of March 2015, all 584 beds were in operation. For comparability of results, Pullman will continue to be excluded until year over year results are not impacted by the business interruption.

2Excludes financial results from the Toledo, OH redevelopment property the Company acquired on March 15, 2013.

3Beginning with the ‘14/’15 academic year, the Company recognizes revenue for new leases over the term of the lease (typically 11.5 months) rather than in conjunction with the lease payments (typically 12 equal monthly payments). While this policy change will have no cash impact, and will have minimal year-over-year impact on a go-forward basis, the adjustment has the effect of higher reported revenue in Q1 2015 as compared to prior year.

4Operating margin is calculated by dividing NOI for the period by total student housing rental and services revenues for the period.

5For the three months ended March 31, 2015 and 2014, includes financial results for The Grove at Denton. The Company acquired its joint venture partner's interest in The Grove at Denton on January 21, 2014. The occupancy data and net operating income related to Denton are included in new properties. Of the $512 net operating income in March 31, 2014, $422 relates to the Company's 100% ownership and the remaining amount relates to the Company's joint venture ownership.

6For the three months ended March 31, 2015, includes financial results for the 2014 wholly-owned and consolidated deliveries (The Grove at Gainesville, The Grove at Grand Forks, The Grove at Slippery Rock, The Grove at Mt. Pleasant and Copper Beech at Ames).

7Includes NOI contribution from the operations of The Grove at Pullman and the Toledo, OH redevelopment property.

CAMPUS CREST COMMUNITIES

QUARTERLY WHOLLY OWNED GROVE PROPERTY RESULTS OF OPERATIONS (unaudited)

(in $000s, except bed data)

	Three Months Ended
	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015

Same store properties (Number of properties)[1,2]	30	30	30	30	30
Revenue per occupied bed
Rental revenue per occupied bed per month[3]	$503	$500	$505	$512	$525
Services revenue per occupied bed per month	20	21	21	15	17
Total revenue per occupied bed	$523	$521	$526	$527	$542

Average number of owned beds	16,308	16,308	16,308	16,308	16,308
Average physical occupancy	90.1%	89.8%	90.1%	91.6%	90.7%

Total revenue	$23,089	$22,901	$23,171	$24,120	$24,075
Property operating expenses	10,275	10,269	10,940	10,388	10,473
Net operating income	$12,814	$12,632	$12,231	$13,732	$13,602
Operating margin[4]	55.5%	55.2%	52.8%	56.9%	56.5%

New properties (Number of properties)[5,6]	1	1	6	6	6
Revenue per occupied bed
Rental revenue per occupied bed per month[3]	$565	$565	$549	$536	$568
Services revenue per occupied bed per month	15	17	16	12	15
Total revenue per occupied bed	$580	$582	$565	$548	$583

Average number of owned beds	584	584	2,654	3,705	3,713
Average physical occupancy	91.6%	95.7%	82.1%	82.5%	82.6%

Total revenue	$931	$975	$3,696	$5,027	$5,368
Property operating expenses	420	453	1,294	2,090	2,679
Net operating income	$511	$522	$2,402	$2,937	$2,689
Operating margin[4]	54.9%	53.5%	65.0%	58.4%	50.1%

ALL PROPERTIES (Number of properties)	31	31	36	36	36
Revenue per occupied bed
Rental revenue per occupied bed per month[3]	$506	$503	$511	$516	$533
Services revenue per occupied bed per month	20	21	20	14	17
Total revenue per occupied bed	$526	$524	$531	$530	$549

Average number of owned beds	16,892	16,892	18,962	20,013	20,021
Average physical occupancy	90.2%	90.0%	89.0%	89.9%	89.2%

Total revenue	$24,021	$23,876	$26,867	$29,148	$29,442
Property operating expenses	10,695	10,721	12,234	12,478	13,152
Net operating income	$13,326	$13,155	$14,633	$16,670	$16,290
Operating margin[4]	55.5%	55.1%	54.5%	57.2%	55.3%

The Grove at Pullman & Toledo NOI[7]	$759	$753	$876	$910	$721

1Excludes financial results from The Grove at Pullman. On July 14, 2013, the Company experienced a fire at this property during development. As of March 2015, all 584 beds were in operation. For comparability of results, Pullman will continue to be excluded until year over year results are not impacted by the business interruption.

2Excludes financial results from the Toledo, OH redevelopment property the Company acquired on March 15, 2013.

3Beginning with the ‘14/’15 academic year, the Company recognizes revenue for new leases over the term of the lease (typically 11.5 months) rather than in conjunction with the lease payments (typically 12 equal monthly payments). While this policy change will have no cash impact, and will have minimal year-over-year impact on a go-forward basis, the adjustment has the effect of higher reported revenue in Q1 2015 as compared to prior year.

4Operating margin is calculated by dividing NOI for the period by total student housing rental and services revenues for the period.

5For all periods except March 31, 2014 and June 30, 2014, includes financial results for the 2014 wholly-owned deliveries (The Grove at Gainesville, The Grove at Grand Forks, The Grove at Slippery Rock, The Grove at Mt. Pleasant and Copper Beech at Ames).

6For all periods, includes financial results for The Grove at Denton. The Company acquired its joint venture partner's interest in the Grove at Denton on January 21, 2014.

7Includes NOI contribution from the operations of The Grove at Pullman and the Toledo, OH redevelopment property.

CAMPUS CREST COMMUNITIES

SAME STORE WHOLLY OWNED GROVE PROPERTY OPERATING EXPENSES (unaudited)

(in $000s, except bed data)

	Three Months Ended March 31, 2015			Three Months Ended March 31, 2014			Y-o-Y Total Change
	Total	% of Total	Per Bed/Month	Total	% of Total	Per Bed/Month	$	%

Payroll	$2,334	22.3%	$48	$2,169	21.1%	$44	$165	7.6%
Marketing	262	2.5%	5	303	2.9%	6	(41)	(13.6)%
Office, Administration & Other	724	6.9%	15	654	6.4%	13	70	10.6%
Bad Debt	515	4.9%	11	358	3.5%	7	157	43.9%
Utilities	3,554	33.9%	73	3,617	35.2%	74	(63)	(1.7)%
Repairs and Maintenance[1]	678	6.5%	14	973	9.5%	20	(295)	(30.3)%
Taxes and Insurance	2,406	23.0%	49	2,201	21.4%	45	205	9.3%
Total	$10,473	100.0%	$214	$10,275	100.0%	$210	$197	1.9%

Same Store
Wholly Owned Beds	16,308			16,308
Wholly Owned Properties	30			30

1During the '14/'15 academic year, the Company changed its accounting policy in connection with turn expenses to recognize costs in the period in which they are incurred as compared to its previous policy of accounting for the costs of turn ratably over the twelve month academic year. As a result, on a going forward basis, expenses related to turn will be predominantly recognized during the third quarter of the year.

CAMPUS CREST COMMUNITIES

COPPER BEECH PROPERTY RESULTS OF OPERATIONS (unaudited)

(in $000s, except bed data)

	Three Months Ended March 31,
	2015	2014	Change	% Change

Wholly owned same store properties (Number of properties)[1,2]	25	25	-
Revenue per occupied bed
Rental revenue per occupied bed per month	$439	$442	$(3)	(0.7)%
Services revenue per occupied bed per month	34	31	3	9.7%
Total revenue per occupied bed	$473	$473	$0	0.0%

Average number of owned beds	9,868	9,868
Average physical occupancy	93.7%	88.6%		5.1%

Total revenue	$13,129	$12,412	$717	5.8%
Property operating expenses	5,285	5,139	146	2.8%
Net operating income[3]	$7,844	$7,273	$571	7.9%
Operating margin[4]	59.7%	58.6%		1.1%

Joint venture same store properties (Number of properties)[5]	9	9	-
Revenue per occupied bed
Rental revenue per occupied bed per month	$504	$499	$5	1.0%
Services revenue per occupied bed per month	37	39	(2)	(5.4)%
Total revenue per occupied bed	$541	$538	$4	0.7%

Average number of owned beds	5,995	5,995
Average physical occupancy	94.6%	94.8%		(0.2)%

Total revenue	$9,209	$9,170	$39	0.4%
Property operating expenses	2,893	3,152	(259)	(8.2)%
Net operating income	$6,316	$6,018	$298	4.9%
Operating margin[4]	68.6%	65.6%		3.0%

1On January 30, 2015, the Company completed the initial closing of the Copper Beech transaction and acquired the sellers' remaining interest in 25 student housing properties of a portfolio consisting of 36 student housing properties. Remaining interest in Copper Beech at Ames was also acquired pursuant to the second amendment and has been included in the wholly owned Grove results of operations as it was historically a consolidated property.

2Excludes financial results from Copper Beech at Kalamazoo- Phase I. Pursuant to the initial closing of the Copper Beech transaction on January 30, 2015, the Company had no ownership interest in the property as of March 31, 2015.

3For the three months ended March 31, 2015, $5,884 and $1,960 were recorded as consolidated net operating income and investment in unconsolidated entities, respectively.

4Operating margin is calculated by dividing NOI for the period by total student housing rental and services revenues for the period.

5Includes financial results for Copper Beech at Indiana - IUP Buy, Copper Beech at San Marcos - Phase I, Copper Beech at Morgantown, Copper Beech at Harrisonburg, Copper Beech at State College - Parkway Plaza, Copper Beech at Greenville, Copper Beech at State College - Northbrook Greens, Copper Beech at West Lafayette - Klondike and Copper Beech at Kalamazoo - Phase II.

CAMPUS CREST COMMUNITIES

HSRE AND BEAUMONT JOINT VENTURE AND OTHER PROPERTY RESULTS OF OPERATIONS (unaudited)

(in $000s, except per bed data)

	Three Months Ended March 31,
	2015	2014	Change	% Change

HSRE AND BEAUMONT
Same store properties (Number of properties)[1]	6	6	-
Revenue per occupied bed
Rental revenue per occupied bed per month[2]	$551	$522	$29	5.6%
Services revenue per occupied bed per month	16	19	(3)	(16.7)%
Total revenue per occupied bed	$567	$541	$26	4.9%

Average number of owned beds	3,532	3,532
Average physical occupancy	79.3%	77.3%		2.0%

Total revenue	$4,764	$4,428	$336	7.6%
Property operating expenses	2,419	2,266	153	6.7%
Net operating income	$2,345	$2,162	$183	8.5%
Operating margin[3]	49.2%	48.8%		0.4%

NEW PROPERTIES (Number of properties)[1,4]	5	0	5
Revenue per occupied bed
Rental revenue per occupied bed per month[2]	$897	$0	$897	100.0%
Services revenue per occupied bed per month	104	0	104	100.0%
Total revenue per occupied bed	$1,001	$0	$1,001	100.0%

Average number of owned beds	4,277	0
Average physical occupancy	33.4%	0.0%		33.4%

Total revenue	$4,294	$0	$4,294	100.0%
Property operating expenses	3,777	0	3,777	100.0%
Net operating income	$516	$0	$516	100.0%
Operating margin[3]	12.0%	0.0%		12.0%

ALL PROPERTIES (Number of properties)[1,4]	11	6	5
Revenue per occupied bed
Rental revenue per occupied bed per month[2]	$668	$522	$146	28.0%
Services revenue per occupied bed per month	45	$19	26	136.8%
Total revenue per occupied bed	$713	$541	$172	31.9%

Average number of owned beds	7,809	3,532	4,277	121.1%
Average physical occupancy	54.2%	77.3%		(23.1)%

Total revenue	$9,058	$4,428	$4,630	104.6%
Property operating expenses	6,197	2,266	3,931	173.5%
Net operating income	$2,861	$2,162	$699	32.4%
Operating margin[3]	31.6%	48.8%		(17.2)%

Preferred investments[5,6]	$7,323	$2,682	$4,640

1Excludes The Grove at Denton; the Company acquired its joint venture partner's interest in this property on January 21, 2014. Also excludes financial results from The Grove at Stillwater, The Grove at Conway and The Grove at Lawrence. The properties were sold during 1Q 2015.

2Beginning with the ‘14/’15 academic year, the Company recognizes revenue for new leases over the term of the lease (typically 11.5 months) rather than in conjunction with the lease payments (typically 12 equal monthly payments). While this policy change will have no cash impact, and will have minimal year-over-year impact on a go-forward basis, the adjustment related to changing the policy has the effect of higher reported revenue in 1Q 2015 as compared to prior year.

3Operating margin is calculated by dividing NOI for the period by total student housing rental and services revenues for the period. Expenses include property management fees as compared to prior year.

 4For the three months ended March 31, 2015, includes financial results for the 2014 joint venture deliveries (The Grove at Greensboro, The Grove at Louisville, evo at Cira Centre South, evo Centre-Ville and evo Vieux-Montreal)

5As of March 31, 2015, the Company held preferred investments in The Grove at Indiana, The Grove at Greensboro and The Grove at Louisville of approximately $7,323. These preferred interests entitle the Company to a 9.0% return on the investment but otherwise do not change its effective ownership interest in these properties.

6As of March 31, 2014, the Company held preferred investment in The Grove at Indiana of approximately $2,682. This preferred interest entitles the Company to a 9.0% return on the investment but otherwise does not change its effective ownership interest in this property.

CAMPUS CREST COMMUNITIES

CAPITAL STRUCTURE AS OF MARCH 31, 2015

(in $000s, except per share data)

Closing common stock price at March 31, 2015	$7.16

Common stock	64,548
Operating partnership units	10,755
Restricted stock	172
Total shares and units outstanding	75,476

Total equity market value	$540,407
Total preferred equity outstanding[1]	152,500
Total consolidated debt outstanding	923,752
Total market capitalization	$1,616,659

Debt to total market capitalization[3,4]	57.1%
Debt to gross assets[2,3,4]	53.7%

Total number of unencumbered operating properties	30

			Weighted	Average
	Principal	% of Total	Average	Years to
Wholly Owned Debt[3,4]	Outstanding	Principal Outstanding	Interest Rate	Maturity

Fixed rate mortgage loans	$376,311	40.7%	5.45%	3.0
Variable rate mortgage loan	16,549	1.8%	2.33%	1.9
Construction loans	162,914	17.6%	2.33%	1.4
Variable rate credit facility	263,500	28.5%	2.68%	1.5
Exchangeable notes[5]	97,588	10.6%	5.53%	3.6
Other debt[6]	6,888	0.7%	3.59%	13.1
Total/Weighted Average	$923,752	100.0%	4.05%	2.4

18.00% Series A cumulative redeemable preferred stock redeemable February 2017.

2Gross assets is defined as total assets plus accumulated depreciation, as reported in the Company's March 31, 2015 consolidated balance sheet.

3Excludes debt associated with Copper Beech, HSRE and Beaumont joint ventures. See page 15 for details related to this debt. The Company is the guarantor of certain of these loans.

4Wholly owned debt reflects principal balance, excluding impact of fair value debt and purchase accounting adjustments as reflected on the consolidated balance sheet.

5Senior unsecured exchangeable notes, maturity in October 2018.

6Includes $4,503 Line of Credit assumed as part of the Copper Beech transaction and $2,308 bond assumed as a part of the purchase of the Flagstaff, AZ property.

CAMPUS CREST COMMUNITIES

OUTSTANDING DEBT AND MATURITY SCHEDULE

(in $000s)

	Principal Balance at		Maturity	Years to
Consolidated Debt	3/31/2015	Interest Rate	Date	Maturity	Notes

Corporate debt

Citi Credit facility & Term Loan	$263,500	2.68%	1/8/2017	1.8	One twelve month extension option

Exchangeable Notes[1]	97,588	5.53%	10/9/2018	3.6

Other debt[2]	6,888	3.59%	3/7/2028	13.1

Wholly Owned Construction loans - Grove

The Grove at Muncie, IN	$13,892	2.43%	7/3/2015	0.3	Two twelve month extension option
The Grove at Ft. Collins, CO	19,073	2.08%	7/13/2015	0.3	Two twelve month extension option
The Grove at Pullman, WA	10,886	2.38%	9/5/2015	0.4	Two twelve month extension option
The Grove at Slippery Rock, PA	17,738	2.33%	6/21/2016	1.2	Two twelve month extension option
The Grove at Grand Forks, ND	15,414	2.18%	2/5/2017	1.9	One eighteen month extension option
The Grove at Gainesville, FL	25,593	2.33%	3/13/2017	2.0	Sixty to one hundred twenty days extension option
Copper Beech at Ames, IA	21,797	2.43%	5/2/2017	2.1	Two twelve month extension option
Vivo at Toledo, OH	4,377	2.33%	11/25/2017	2.7	Thirty to ninety days extension option

Wholly Owned Construction loans - Copper Beech

Statesboro, GA Phase II	$9,274	2.68%	11/1/2016	1.6
CMU Phase II—Mount Pleasant, MI	9,120	2.68%	2/1/2017	1.9
Auburn, AL	15,750	2.18%	2/6/2017	1.9

Sub Total[3]	$162,914	2.33%		1.4

Wholly Owned Mortgage loans - Grove

The Grove at Milledgeville, GA	$15,583	6.12%	10/1/2016	1.5	Principal and interest
The Grove at Carrollton, GA	14,050	6.13%	10/11/2016	1.6	Principal and interest
The Grove at Las Cruces, NM	14,520	6.13%	10/11/2016	1.6	Principal and interest
The Grove at Denton, TX	16,548	2.33%	3/1/2017	1.9	Principal and interest, floating rate
The Grove at Asheville, NC	14,251	5.77%	4/11/2017	2.1	Principal and interest
The Grove at Ellensburg, WA	15,784	5.10%	9/1/2018	3.5	Principal and interest
The Grove at Nacogdoches, TX	16,791	5.01%	9/1/2018	3.5	Principal and interest
The Grove at Greeley, CO	14,880	4.29%	10/1/2018	3.6	Principal and interest
The Grove at Clarksville, TN	16,166	4.03%	7/1/2022	7.4	Principal and interest
The Grove at Columbia, MO	22,622	3.83%	7/1/2022	7.4	Principal and interest
The Grove at Statesboro, GA	18,046	4.01%	1/1/2023	7.9	Principal and interest

Wholly Owned Mortgage loans - Copper Beech

IUP Phase II - Indiana	$5,892	5.90%	10/1/2015	0.5	Principal and interest
CMU Phase I - Mount Pleasant, MI	18,087	5.47%	10/1/2015	0.5	Principal and interest
Bowling Green Phase I	12,217	5.63%	10/1/2015	0.5	Principal and interest
Copper Beech I - State College	4,958	5.61%	2/11/2016	0.9	Principal and interest
Bloomington	10,423	6.22%	10/1/2016	1.5	Principal and interest
Allendale Phase I	22,776	5.98%	10/1/2016	1.5	Principal and interest
Columbia, MO	23,530	6.22%	10/1/2016	1.5	Principal and interest
Radford	11,890	5.99%	11/6/2016	1.6	Principal and interest
IUP Phase I - Indiana	6,500	2.15%	6/2/2017	2.2	Principal and interest
Allendale Phase II	11,556	6.27%	9/6/2017	2.5	Principal and interest
Columbia, SC Phase I	35,881	6.27%	9/6/2017	2.5	Principal and interest
Statesboro, GA Phase I	30,064	5.81%	10/6/2017	2.6	Principal and interest
Copper Beech II - State College	8,413	5.97%	8/1/2019	4.4	Principal and interest
Columbia, SC Phase II	5,888	5.41%	8/1/2020	5.4	Principal and interest
Oakwood - State College	5,546	4.99%	10/1/2020	5.6	Principal and interest

Sub Total[3]	$392,860	5.32%		3.0

Total / Weighted Average[3]	$923,752	4.05%		2.5

1Senior unsecured exchangeable notes, maturity in October 2018.

2Includes $4,503 Line of Credit assumed as part of the Copper Beech transaction and $2,308 bond assumed as a part of the purchase of the Flagstaff, AZ property.

3Wholly owned debt reflects principal balance, excluding impact of fair value debt and purchase accounting adjustments as reflected on the consolidated balance sheet.

CAMPUS CREST COMMUNITIES

OUTSTANDING DEBT AND MATURITY SCHEDULE - JOINT VENTURE

(in $000s)

		Principal Balance		Maturity	Years to
Property	Ownership	3/31/2015	Interest Rate	Date	Maturity	Notes

The Grove at Norman, OK1	20.0%	17,871	2.83%	8/7/2015	0.4	Interest only
The Grove at Fayetteville, AR1	10.0%	19,078	2.93%	8/7/2015	0.4	Interest only
The Grove at Laramie, WY1	10.0%	17,211	2.83%	9/30/2015	0.5	Interest only
The Grove at San Angelo, TX1	50.0%	11,166	2.68%	9/30/2015	0.5	Interest only
The Grove at State College, PA1	20.0%	18,619	2.23%	9/30/2015	0.5	Interest only
Copper Beech at State College, PA - Parkway Plaza	48.0%	18,188	5.24%	10/1/2015	0.5	Interest only
The Grove at Indiana, PA1	20.0%	17,217	2.43%	12/19/2015	0.7	Interest only
evo Centre-Ville and evo Vieux-Montreal[1]	47.0%	82,113	5.69%	1/13/2016	0.8	Interest only
Copper Beech at Indiana, PA - IUP Buy	48.0%	2,326	5.45%	6/6/2016	1.2	Interest only
Copper Beech at Morgantown, WV	48.0%	34,602	5.45%	6/6/2016	1.2	Interest only
Copper Beech at Harrisonburg, VA	48.0%	53,348	5.45%	6/6/2016	1.2	Interest only
Copper Beech at San Marcos, TX - Phase I	48.0%	32,981	5.45%	6/6/2016	1.2	Interest only
evo at Cira Centre South[1]	30.0%	90,081	2.38%	7/25/2016	1.3	Interest only
The Grove at Louisville, KY1	30.0%	24,151	2.43%	9/6/2016	1.4	Interest only
The Grove at Greensboro, NC1	30.0%	18,428	2.28%	9/30/2018	3.5	Interest only
Copper Beech at Greenville, NC	48.0%	46,542	5.34%	9/1/2020	5.4	Interest only
Copper Beech at Kalamazoo, MI - Phase II	48.0%	7,805	5.68%	10/1/2020	5.5	Interest only

Total / Weighted Average		$511,727	4.12%		1.5

Note: The Company's pro rata share of HSRE and Beaumont joint venture debt as of March 31, 2015 was $98,346. Pro rata share of Copper Beech joint venture debt as of March 31, 2015 was $93,980.

1Footnote indicates the Company is a guarantor of the loan.

CAMPUS CREST COMMUNITIES

GROVE PORTFOLIO OVERVIEW AND OCCUPANCY

							Occupancy, as of
			Year Opened/				March 31,
Property	Grouping[1]	Primary University	Acquired	Properties	Units	Beds	2015	2014	Change

Wholly Owned Operating Properties - Grove
The Grove at Asheville, NC	(A)	UNC - Asheville	2005		154	448	97.5%	99.6%	(1.9)%
The Grove at Carrollton, GA	(A)	University of West Georgia	2006		168	492	91.5%	97.6%	(6.1)%
The Grove at Las Cruces, NM	(A)	New Mexico State University	2006		168	492	85.2%	79.9%	5.3%
The Grove at Milledgeville, GA	(A)	Georgia College & State University	2006		168	492	99.4%	97.8%	1.6%
The Grove at Abilene, TX	(A)	Abilene Christian University	2007		192	504	85.3%	93.5%	(8.2)%
The Grove at Ellensburg, WA	(A)	Central Washington University	2007		192	504	97.6%	96.8%	0.8%
The Grove at Greeley, CO	(A)	University of Northern Colorado	2007		192	504	98.2%	99.0%	(0.8)%
The Grove at Mobile, AL—Phase I & II2	(A)	University of South Alabama	2007/2008		384	1,008	85.1%	76.8%	8.3%
The Grove at Nacogdoches, TX—Phase I & II2	(A)	Stephen F. Austin State Univ.	2007/2012		260	682	81.2%	85.6%	(4.4)%
The Grove at Cheney, WA	(A)	Eastern Washington University	2008		192	512	95.3%	94.3%	1.0%
The Grove at Lubbock, TX	(A)	Texas Tech University	2008		192	504	92.5%	92.7%	(0.2)%
The Grove at Stephenville, TX	(A)	Tarleton State University	2008		192	504	99.4%	99.6%	(0.2)%
The Grove at Troy, AL	(A)	Troy University	2008		192	514	94.2%	91.1%	3.1%
The Grove at Waco, TX	(A)	Baylor University	2008		192	504	89.9%	88.3%	1.6%
The Grove at Murfreesboro, TN	(A)	Middle Tennessee State University	2009		186	504	95.4%	95.4%	0.0%
The Grove at San Marcos, TX	(A)	Texas State University	2009		192	504	99.4%	97.4%	2.0%
The Grove at Moscow, ID	(A)	University of Idaho	2009		192	504	85.3%	96.2%	(10.9)%
The Grove at Huntsville, TX	(A)	Sam Houston State University	2010		192	504	99.6%	98.6%	1.0%
The Grove at Statesboro, GA	(A)	Georgia Southern University	2010		200	536	85.4%	70.5%	14.9%
The Grove at Ames, IA	(A)	Iowa State University	2011		216	584	96.4%	98.6%	(2.2)%
The Grove at Clarksville, TN	(A)	Austin Peay State University	2011		208	560	70.4%	78.6%	(8.2)%
The Grove at Columbia, MO	(A)	University of Missouri	2011		216	632	66.0%	62.2%	3.8%
The Grove at Ft. Wayne, IN	(A)	Indiana University-Purdue University Ft. Wayne	2011		204	540	82.0%	90.0%	(8.0)%
The Grove at Valdosta, GA	(A)	Valdosta State University	2011		216	584	88.0%	88.2%	(0.2)%
The Grove at Denton, TX	(A)	University of North Texas	2011		216	584	100.5%	94.5%	6.0%
The Grove at Auburn, AL	(A)	Auburn University	2012		216	600	99.0%	99.0%	0.0%
The Grove at Flagstaff, AZ	(A)	Northern Arizona University	2012		216	584	97.4%	98.8%	(1.4)%
The Grove at Orono, ME	(A)	University of Maine	2012		188	620	98.7%	90.5%	8.2%
The Grove at Ft. Collins, CO	(A)	Colorado State University	2013		218	612	100.0%	99.8%	0.2%
The Grove at Muncie, IN	(A)	Ball State University	2013		216	584	79.3%	66.4%	12.9%
The Grove at Pullman, WA3	(A)	Washington State University	2013		216	584	98.6%	46.1%	52.5%
The Grove at Flagstaff, AZ - Phase II2	(A)	Northern Arizona University	2013		54	192	97.9%	99.5%	(1.6)%
The Grove at Gainesville, FL	(B)	University of Florida	2014		256	682	59.2%	n/a	n/a
The Grove at Grand Forks, ND	(B)	University of North Dakota	2014		224	600	99.5%	n/a	n/a
The Grove at Mt. Pleasant, MI	(B)	Central Michigan University	2014		224	584	74.8%	n/a	n/a
The Grove at Slippery Rock, PA	(B)	Slippery Rock University	2014		201	603	85.4%	n/a	n/a
Total - Wholly Owned Operating Properties - Grove				36	7,305	19,945	89.6%	88.5%	1.1%

1 Groupings detailed as follows: (A) reflects the same store properties as of March 31, 2015; (B) reflects the 2014 development deliveries.

2The Grove at Flagstaff, AZ - Phase I & II are counted as two properties in the Company's property count. The Grove at Nacogdoches, TX - Phase II and The Grove at Mobile, AL—Phase II are not counted as separate assets from Phase I of each respective asset.

3 On July 14, 2013, the Company experienced a fire at this development property. As of March 31, 2015, all 584 beds are in operation.

CAMPUS CREST COMMUNITIES

COPPER BEECH PORTFOLIO OVERVIEW AND OCCUPANCY1

							Occupancy, as of
			Year Opened/				March 31,
Property	Grouping[1]	Primary University	Acquired	Properties	Units	Beds	2015	2014	Change

Wholly Owned Operating Properties - Copper Beech
Copper Beech at Bloomington, IN - Colonial Crest	(A)	Indiana University	1970		206	402	79.6%	81.1%	(1.5)%
Copper Beech at Indiana, PA - IUP I	(A)	Indiana University of Pennsylvania	1971		95	239	98.7%	94.1%	4.6%
Copper Beech at Indiana, PA - IUP II	(A)	Indiana University of Pennsylvania	1973		72	172	100.0%	91.9%	8.1%
Copper Beech at State College, PA - CB I	(A)	Penn State University	1996		59	177	100.0%	89.8%	10.2%
Copper Beech at State College, PA - CB II	(A)	Penn State University	1998		87	257	100.0%	94.2%	5.8%
Copper Beech at State College, PA - Oakwood	(A)	Penn State University	2000		48	144	100.0%	77.1%	22.9%
Copper Beech at Harrisonburg, VA - Grand Duke	(A)	James Madison University	2001		120	124	99.2%	96.8%	2.4%
Copper Beech at State College, PA - Oak Hill	(A)	Penn State University	2003		106	318	98.7%	71.1%	27.7%
Copper Beech at West Lafayette, IN – Baywater	(A)	Purdue University	2004		137	488	86.5%	98.6%	(12.1)%
Copper Beech at Radford, VA	(A)	Radford University	2005		222	500	99.0%	99.8%	(0.8)%
Copper Beech at Bloomington, IN	(A)	Indiana University	2005		107	297	70.7%	80.8%	(10.1)%
Copper Beech at Mount Pleasant, MI - Phase I	(A)	Central Michigan University	2005		204	632	96.8%	100.0%	(3.2)%
Copper Beech at Bowling Green, OH - Phase I	(A)	Bowling Green University	2005		128	400	99.8%	98.3%	1.5%
Copper Beech at Fresno, CA	(A)	California State University at Fresno	2006		178	506	94.5%	95.1%	(0.6)%
Copper Beech at Allendale, MI - Phase I	(A)	Grand Valley State University	2006		206	614	99.7%	99.7%	0.0%
Copper Beech at Columbia, MO	(A)	University of Missouri	2006		214	654	82.1%	100.0%	(17.9)%
Copper Beech at Bowling Green, OH - Phase II	(A)	Bowling Green University	2007		72	216	99.5%	99.1%	0.5%
Copper Beech at Allendale, MI - Phase II	(A)	Grand Valley State University	2007		82	290	100.0%	98.3%	1.7%
Copper Beech at Columbia, SC - Phase I	(A)	University of South Carolina	2007		278	824	91.9%	97.8%	(5.9)%
Copper Beech at Statesboro, GA - Phase I	(A)	Georgia Southern University	2007		246	754	94.3%	65.9%	28.4%
Copper Beech at Columbia, SC - Phase II	(A)	University of South Carolina	2008		72	178	94.4%	97.8%	(3.4)%
Copper Beech at Auburn, AL	(A)	Auburn University	2009		271	754	90.5%	76.8%	13.7%
Copper Beech at San Marcos, TX - Phase II	(A)	Texas State University	2012		142	410	88.8%	96.8%	(8.0)%
Copper Beech at Mount Pleasant, MI - Phase II	(A)	Central Michigan University	2013		119	256	98.8%	35.5%	63.3%
Copper Beech at Statesboro, GA - Phase II	(A)	Georgia Southern University	2013		82	262	98.1%	42.7%	55.3%
Copper Beech at Ames, IA	(B)	Iowa State University	2014		219	636	80.5%	n/a	n/a

Sub-Total / Weighted Average				26	3,772	10,504	92.5%	88.3%	4.2%

Joint Venture Operating Properties - Copper Beech
Copper Beech at State College, PA - Parkway Plaza	(A)	Penn State University	1967		429	633	98.9%	89.1%	9.8%
Copper Beech at Indiana, PA - IUP Buy	(A)	Indiana University of Pennsylvania	1975		43	76	98.7%	90.8%	7.9%
Copper Beech at State College, PA - Northbrook Greens	(A)	Penn State University	2003		166	250	100.0%	99.2%	0.8%
Copper Beech at West Lafayette, IN – Klondike	(A)	Purdue University	2003		219	486	89.7%	92.4%	(2.7)%
Copper Beech at Harrisonburg, VA	(A)	James Madison University	2008		414	1,218	99.5%	99.8%	(0.3)%
Copper Beech at Greenville, NC	(A)	East Carolina University	2008		439	1,232	94.8%	96.3%	(1.5)%
Copper Beech at Kalamazoo, MI - Phase II	(A)	Western Michigan University	2008		115	340	69.4%	76.8%	(7.4)%
Copper Beech at Morgantown, WV	(A)	West Virginia University	2010		335	920	98.9%	99.5%	(0.5)%
Copper Beech at San Marcos, TX - Phase I	(A)	Texas State University	2011		273	840	89.5%	90.8%	(1.3)%

Total - Copper Beech Portfolio				35	6,205	16,499	93.2%	90.7%	2.5%

1 The Company made its initial investment in Copper Beech on March 18, 2013 and subsequently made additional investments. On September 30, 2013, the Company entered into an amendment to the purchase and sale agreement that enabled the Company to acquire a 67% ownership interest in 28 operating properties, while deferring ownership in seven properties until the Company exercises future purchase options. On August 18, 2014, the Company elected to not exercise the first purchase option and reverted to a 48% interest ownership interest in 35 operating properties. On January 30, 2015, the Company completed the initial closing of the Copper Beech transaction and acquired the sellers' remaining interest in 25 student housing properties of a portfolio consisting of 36 student housing properties. Remaining interest in Copper Beech at Ames was also acquired pursuant to the second amendment. As of March 31, 2015, the Company had 26 wholly owned operating properties and 9 joint venture operating properties.

CAMPUS CREST COMMUNITIES

HSRE AND BEAUMONT PORTFOLIO OVERVIEW AND OCCUPANCY (cont'd)

							Occupancy, as of
			Year Opened/				March 31,
Property	Grouping[1]	Primary University	Acquired	Properties	Units	Beds	2015	2014	Change

HSRE and Beaumont Joint Venture Operating Properties
The Grove at San Angelo, TX	(A)	Angelo State University	2009		192	504	93.8%	94.6%	(0.8)%
The Grove at Fayetteville, AR	(A)	University of Arkansas	2012		232	632	68.5%	51.3%	17.2%
The Grove at Laramie, WY	(A)	University of Wyoming	2012		224	612	80.1%	83.8%	(3.8)%
The Grove at Indiana, PA	(A)	Indiana University of Pennsylvania	2013		224	600	64.5%	88.2%	(23.7)%
The Grove at Norman, OK	(A)	University of Oklahoma	2013		224	600	76.2%	82.5%	(6.3)%
The Grove at State College, PA	(A)	Penn State University	2013		216	584	93.7%	65.7%	28.0%
The Grove at Greensboro, NC	(B)	University of North Carolina at Greensboro	2014		216	584	56.0%	n/a	n/a
The Grove at Louisville, KY	(B)	University of Louisville	2014		252	656	64.8%	n/a	n/a
evo at Cira Centre South	(B)	University of Pennsylvania / Drexel University	2014		344	850	57.5%	n/a	n/a
evo Centre-Ville	(B)	Concordia University / McGill University / (ÉTS)	2014		715	1,294	4.4%	n/a	n/a
evo Vieux-Montreal	(B)	McGill University	2014		488	929	8.0%	n/a	n/a

Total - Joint Venture Operating Properties				11	3,327	7,845	53.0%	77.1%	(24.0)%

Total Operating Properties[2]				82	16,837	44,289	84.5%	88.3%	(3.9)%

Same Store Properties (A)
Wholly-Owned				57	9,953	27,344	91.9%	88.4%	3.5%
Joint Venture				15	3,745	9,527	88.7%	88.1%	0.6%
Total - Same Store				72	13,698	36,871	91.1%	88.3%	2.7%

2014 Deliveries (B)
Wholly-Owned				5	1,124	3,105	79.4%	0.0%	79.4%
Joint Venture				5	2,015	4,313	31.8%	0.0%	31.8%
Total - 2014 Deliveries				10	3,139	7,418	51.7%	0.0%	51.7%

1 Groupings detailed as follows: (A) reflects the same store properties as of March 31, 2015; (B) reflects the 2014 development deliveries.

2 The redevelopment of the 100% owned property in Toledo, OH is excluded. The Grove at Denton is included for purposes of this presentation. The Company acquired its joint venture partner's interest in the Grove at Denton on January 21, 2014. The occupancy data related to Denton is included in 2014 deliveries.

CAMPUS CREST COMMUNITIES

INVESTOR INFORMATION

Executive Management

David Coles	Interim Chief Executive Officer
Aaron Halfacre	President and Chief Investment Officer
John Makuch	Interim Chief Financial Officer
Scott Rochon	Chief Accounting Officer

Corporate Headquarters	Investor Relations

2100 Rexford Road #414	(704) 496-2571
Charlotte, NC 28211	investor.relations@campuscrest.com
(704) 496-2500

Covering Analysts

Barclays Capital Inc.	Ross Smotrich	(212) 526-2306	ross.smotrich@barclays.com
Citigroup Global Markets Inc.	Michael Bilerman / Nick Joseph	(212) 816-1383 / (212) 816-1909	michael.bilerman@citi.com / nicholas.joseph@citi.com
Raymond James & Associates	Paul D. Puryear / Buck Horne	(727) 567-2253 / (727) 567-2561	paul.puryear@raymondjames.com / buck.horne@raymondjames.com
Sidoti & Company, LLC	Jeff Lau	(212) 453-7029	jlau@sidoti.com
Bank of America Merrill Lynch	Jana Galan / Jane Wong	(646) 855-3081 / (646) 855-3378	jana.galan@baml.com / jane.wong1@baml.com
Wunderlich Securities	Craig Kucera	(540) 277-3366	ckucera@wundernet.com

CAMPUS CREST COMMUNITIES

FORWARD - LOOKING STATEMENTS

This document, together with other statements and information publicly disseminated by the Company, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements in this press release include, among others, the performance of properties in occupancy and yield targets, outlook and guidance for full year 2013 FFO and the related underlying assumptions, growth and development opportunities, leasing activities, financing strategies, and development and construction projects. You should not rely on forward-looking statements since they involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond the Company’s control that may cause actual results to differ significantly from those expressed in any forward-looking statement. All forward-looking statements reflect the Company’s good faith beliefs, assumptions and expectations, but they are not guarantees of future performance. Furthermore, except as otherwise required by federal securities laws, the Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes. For a further discussion of these and other factors that could cause the Company’s future results to differ materially from any forward-looking statements, see the risk factors discussed in the Company’s most recent Annual Report on Form 10-K, as updated in the Company’s Quarterly Reports on Form 10-Q.

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